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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 20, 2005
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                             Fidelity Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                     0-22288                    25-1705405
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(State or other jurisdiction       (Commission File              (IRS Employer
of incorporation)                       Number)              Identification No.)


1009 Perry Highway, Pittsburgh, Pennsylvania                         15237
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (412) 367-3300
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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                             FIDELITY BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 8.01. Other Events
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         On April 20, 2005, the Registrant announced that its Board of Directors had declared a 10% stock dividend payable on May 27, 2005 to stockholders of record on May 13, 2005 and a quarterly cash dividend of $.13 per share payable on May 31, 2005 to stockholders of record on May 13, 2005. A copy of the release is filed as Exhibit 99.1 to this report and incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits
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         (c) Exhibits: The following exhibit is furnished with this report.

                  99.1     Press Release, dated April 20, 2005


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIDELITY BANCORP, INC.


Date: April 20, 2005                  By:  /s/Richard G. Spencer
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                                           Richard G. Spencer
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)